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COMMON SHARES                                                   COMMON SHARES

                         [UNIVERSAL ACCESS, INC. LOGO]         CUSIP 913363 10 7
                                                                SEE REVERSE FOR
                                                                  DEFINITIONS

                             UNIVERSAL ACCESS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT


IS THE RECORD OF


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.01 PER SHARE, OF


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.

Dated:

                                  [SEAL]
/s/ Robert J. Pommer                              /s/ Patrick C. Shutt

        SECRETARY                                         PRESIDENT

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
------------------------------------         ----------------------------------------------------
     AMERICAN BANK NOTE COMPANY              PRODUCTION COORDINATOR: MARY TARTAGUA: 215-764-8621
       55TH & SANSOM STREET                                 PROOF OF MARCH 7, 2000
       PHILADELPHIA, PA 19139                               UNIVERSAL ACCESS, INC.
           (215) 764-8600                                         H 65487 FC
------------------------------------         ----------------------------------------------------
  SALES: MR. SANDHU: 415-543-8585                            OPERATOR:  MT/RQ RT
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HOME 15/LIVE JOBS/U/UNIVERSAL H65487                               Revise 1
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                             UNIVERSAL ACCESS, INC.

     Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preference and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)
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    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

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Dated________________________                      X_______________________________________________
                                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
In presence of                                      CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                          NOTICE:   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
X____________________________                       WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                                    CHANGE WHATEVER.
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By___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

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
------------------------------------         ----------------------------------------------------
     AMERICAN BANK NOTE COMPANY              PRODUCTION COORDINATOR: MARY TARTAGUA: 215-764-8621
       55TH & SANSOM  STREET                                PROOF OF MARCH 7, 2000
       PHILADELPHIA, PA 19139                               UNIVERSAL ACCESS, INC.
           (215) 764-8600                                         H 65487 FC
------------------------------------         ----------------------------------------------------
  SALES: MR. SANDHU: 415-543-8585                             OPERATOR:  MT/EG
------------------------------------         ----------------------------------------------------
HOME 15/LIVE JOBS/U/UNIVERSAL H65487                               Rev. 1
------------------------------------         ----------------------------------------------------
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